MFS GROWTH OPPORTUNITIES FUND
SEMIANNUAL REPORT - JUNE 30, 1999




DIVERSIFYING YOUR INVESTMENT PORTFOLIO (SEE PAGE 27)




TABLE OF CONTENTS

Letter from the Chairman                                   1
Management Review and Outlook                              3
Performance Summary                                        7
Portfolio of Investments                                  10
Financial Statements                                      15
Notes to Financial Statements                             21
MFS' Year 2000 Readiness Disclosure                       26
Trustees and Officers                                     29


MFS R ORIGINAL RESEARCH SM
RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE RESEARCH DEPARTMENTS IN THE MUTUAL FUND INDUSTRY. ORIGINAL RESEARCH SM AT MFS IS MORE THAN JUST CRUNCHING NUMBERS AND CREATING ECONOMIC MODELS: IT'S GETTING TO KNOW EACH SECURITY AND EACH COMPANY PERSONALLY.


NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE




LETTER FROM THE CHAIRMAN

[photo]
Jeffrey L. Shames

DEAR SHAREHOLDERS,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450


1


LETTER FROM THE CHAIRMAN -- CONTINUED

stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets - corporate, municipal, and mortgage - began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS R Original Research SM to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,


Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management R
July 15, 1999


2


MANAGEMENT REVIEW AND OUTLOOK

[photo]
Paul M. McMahon

For the six months ended June 30, 1999, Class A shares of the Fund provided a total return of 8.41%, Class B shares 7.96%, and Class I shares 8.47%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a return of 12.23% for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The S&P 500 is a popular, unmanaged index of common stock total return performance.

Q.   WHAT STOCKS DID WELL AND WHY?
A. We benefited from Microsoft, which held on to its position as the top holding in the Fund for the first half of the year. After suffering through declining stock prices in the winter, the prices of BMC Software, a computer software company, and Oracle, a database software developer and manufacturer, went up in the second quarter and the portfolio benefited. Tyco International, an industrial conglomerate and our second-largest holding, continued to perform well thanks to strong earnings growth. MCI WorldCom, a data and telecommunications company, Cisco Systems, a computer network developer, and Analog Devices, a digital signal processing company, were consistently strong performers. MediaOne, a cable broadcasting company that made a valuable contribution to the portfolio, was trimmed after the announcement of an AT&T acquisition offer. We added Comcast, another cable broadcaster, to our holdings because of what we believe to be strong fundamentals for the company. Because it seemed overvalued, we reduced our holdings in the drug company Pfizer. We bought American Home Products, which develops and sells a wide range of drugs and agricultural products and had good earnings growth at a reasonable price/earnings multiple.

Q.   WHAT AFFECTED THE FUND'S PERFORMANCE MOST DURING THE PERIOD?
A. The Fund underperformed during the first half of the period, but it outperformed during the second half. During the first three months, more cyclically oriented sectors -- energy and specialty retailing, for example -- performed well, and we had relatively few such holdings. Our technology focus was correct, but we were more concentrated in software stocks at a time when semiconductor stocks performed strongly. But during the second three months, software stock performance improved significantly.


3


MANAGEMENT REVIEW AND OUTLOOK -- CONTINUED

Q.   WHAT STOCKS HURT PERFORMANCE DURING THE FIRST HALF OF THE YEAR?
A. Cadence Design Systems, a developer of design software and software services, had disappointing earnings. Compuware, a software products and professional services company, underperformed due to concerns about a potential slowdown in sales. Rite Aid, the drug store chain, experienced management and financing problems.

Q.   WHY DID YOU HAVE SUCH A LARGE WEIGHTING IN THE LEISURE SECTOR?
A. The leisure sector is focused on two primary areas: cable operating companies and radio companies. The cable industry is benefiting from the introduction of digital services, which expands the breadth of its product offerings through cable television. The industry also gets an added boost because of its superior connection for Internet-related services. Our primary cable holdings are Time Warner and Comcast. Radio stocks continued to have a strong position in the Fund because the industry benefited from consolidation and a strong economy. Consolidation has allowed such companies as Clear Channel Communications to offer more comprehensive advertising packages that better cover local markets with a larger number of stations and more professional programming. This has led to stronger demand for advertising time.

Q.   WHERE ARE YOU FINDING NEW GROWTH STOCKS TODAY?
A. We continue to rely on our bottom-up MFS R Original Research SM process. Our team of analysts and portfolio managers visits and calls companies to identify those that have the best growth prospects at today's valuation levels. It has become more difficult to identify new ideas in today's highly valued market. However, we believe that patience and continued hard work will enable us to add new companies. During the period, we added to our positions in Wendy's International and McDonald's Corp. because we felt that fundamentals began to improve for the restaurant industry.

Q.   WHAT IS YOUR OUTLOOK FOR THE SECOND HALF OF THE YEAR?
A. Looking ahead, the Federal Reserve Board's small interest rate increase would indicate that it is satisfied with the current level of growth in the economy. Inflation remains under control, according to recent government inflation indices for consumer and wholesale prices. This paints a good overall backdrop for the stock market, which is recognized by current valuation levels. In general, we think that more moderate upside movement should be expected from the market than we have seen in the


4


MANAGEMENT REVIEW AND OUTLOOK -- CONTINUED

past few years of very strong performance. We will strive to continue to add those companies that best meet our objective of capital growth for the portfolio.

Respectfully,


Paul M. McMahon
Portfolio Manager


The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.


5


PORTFOLIO MANAGER'S PROFILE

Paul M. McMahon is Senior Vice President of MFS Investment Management R. He is portfolio manager of MFS R Growth Opportunities Fund and the Capital Appreciation Series offered through MFS R/Sun Life annuity products.

He joined the MFS Research Department in 1981 as a research analyst and was named Investment Officer in 1983, Assistant Vice President in 1984, Vice President in 1986, and Senior Vice President in 1992. Mr. McMahon is a graduate of Holy Cross College and the Amos Tuck School of Business Administration of Dartmouth College. He is a member of The Boston Security Analysts Society, Inc.

All equity portfolio managers began their careers at MFS Investment Management R as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS R Original Research SM, a company-oriented, bottom-up process of selecting securities.




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.


6


FUNDFACTS

Objective:               Seeks growth of capital. Dividend income, if any, is
                         incidental.

Commencement of
investment operations    September 9, 1970

Class inception:         Class A   September 9, 1970
                         Class B   September 7, 1993
                         Class I   January 2, 1997

Size:                    $1.2 billion net assets as of June 30, 1999


PERFORMANCE SUMMARY
Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary for more information.)


AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1999

CLASS A
                              6 Months    1 Year      3 Years     5 Years    10 Years
---------------------------------------------------------------------------------------
Cumulative Total Return        +8.41%     +16.32%     +86.62%    +198.27%    +331.65%
Average Annual Total Return       --      +16.32%     +23.12%     +24.43%     +15.75%
SEC Results                       --       +9.63%     +20.71%     +22.96%     +15.06%

CLASS B
                              6 Months    1 Year      3 Years     5 Years    10 Years
---------------------------------------------------------------------------------------
Cumulative Total Return        +7.96%     +15.41%     +81.99%    +185.22%    +310.13%
Average Annual Total Return       --      +15.41%     +22.09%     +23.32%     +15.16%
SEC Results                       --      +11.41%     +21.41%     +23.15%     +15.16%

CLASS I
                              6 Months    1 Year      3 Years     5 Years    10 Years
---------------------------------------------------------------------------------------
Cumulative Total Return        +8.47%     +16.52%     +87.31%    +199.37%    +333.24%
Average Annual Total Return       --      +16.52%     +23.27%     +24.52%     +15.79%


7


NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.


INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


8


PORTFOLIO CONCENTRATION AS OF JUNE 30, 1999

FIVE LARGEST STOCK SECTORS

Technology                                        26.9%
Leisure                                           15.0%
Conglomerates, Special Products/Services          11.6%
Health care                                        9.7%
Retailing                                          9.6%



TOP 10 STOCK HOLDINGS

MICROSOFT CORP.  7.2%
Computer software and systems company

TYCO INTERNATIONAL LTD.  7.1%
U.S. security systems, packaging, and electronic equipment conglomerate

CISCO SYSTEMS, INC.  3.9%
Computer network developer

CVS CORP.  3.2%
Drug store chain

ORACLE CORP.  3.1%
Database software developer and manufacturer

BMC SOFTWARE, INC.  2.8%
Computer software company

TIME WARNER, INC.  2.7%
Publishing and entertainment company

MCI WORLDCOM, INC.  2.4%
U.S. telecommunications company

UNITED HEALTHCARE CORP.  2.3%
Health maintenance organization

CENDANT CORP.  2.2%
Hotel, real estate, and consumer services company franchiser


The portfolio is actively managed, and current holdings may be different.


9


PORTFOLIO OF INVESTMENTS (UNAUDITED) -- JUNE 30, 1999

Stocks - 92.8%
-------------------------------------------------------------------------------
Issuer                                           Shares            Value
-------------------------------------------------------------------------------
U.S. Stocks - 89.8%
  Advertising - 0.6%
    Young & Rubicam, Inc.                       159,000   $    7,224,563

  Aerospace - 1.3%
    General Dynamics Corp.                       89,800   $    6,151,300
    United Technologies Corp.                   140,600       10,079,262
                                                             ------------
                                                          $   16,230,562

  Airlines - 0.5%
    AMR Corp.*                                   92,200   $    6,292,650

  Automotive - 0.1%
    Federal-Mogul Corp.                          33,073   $    1,719,796

  Banks and Credit Companies - 0.6%
    Bank of New York Co., Inc.                  208,400   $    7,645,675

  Broadcasting - 1.2%
    Hispanic Broadcasting Corp.*                  3,270   $      248,111
    Infinity Broadcasting Corp.*                462,300       13,753,425
    Worldgate Communications, Inc.*               1,200           61,500
                                                             ------------
                                                          $   14,063,036

  Business Services - 2.0%
    Concord EFS, Inc.*                           39,000   $    1,650,187
    DST Systems, Inc.*                          158,200        9,946,825
    First Data Corp.                            251,700       12,317,569
    Policy Management Systems Corp.*             20,900          627,000
                                                             ------------
                                                          $   24,541,581

  Computer Software - Personal Computers - 6.7%
    Microsoft Corp.*                            902,000   $   81,349,125

  Computer Software - Services - 0.8%
    EMC Corp.*                                  171,000   $    9,405,000
    Informatica Corp.*                            1,000           35,625
                                                             ------------
                                                          $    9,440,625

  Computer Software - Systems - 9.3%
    Ariba, Inc.*                                  2,000   $      194,500
    BMC Software, Inc.*                         591,900       31,962,600
    Cadence Design Systems, Inc.*               994,009       12,673,615
    Cambridge Technology Partners, Inc.*        129,800        2,279,612
    Computer Associates International, Inc.     262,375       14,430,625
    Compuware Corp.*                            307,600        9,785,525
    Oracle Corp.*                               948,112       35,198,658
    Redback Networks, Inc.*                         600           75,338
    Synopsys, Inc.*                             124,800        6,887,400
                                                             ------------
                                                          $  113,487,873

  Conglomerates - 0.5%
    Sodexho Marriott Services, Inc.*            295,400   $    5,667,988


10



PORTFOLIO OF INVESTMENTS (UNAUDITED) -- CONTINUED

Stocks - continued
-------------------------------------------------------------------------------
Issuer                                           Shares            Value
-------------------------------------------------------------------------------
U.S. Stocks - continued
  Consumer Goods and Services - 10.8%
    Clorox Co.                                   50,000   $    5,340,625
    Colgate-Palmolive Co.                       130,400       12,877,000
    Galileo International, Inc.                 250,000       13,359,375
    Gillette Co.                                345,300       14,157,300
    Newell Rubbermaid, Inc.                     121,800        5,663,700
    Tyco International Ltd.                     838,828       79,478,953
                                                             ------------
                                                          $  130,876,953

  Electrical Equipment - 1.9%
    General Electric Co.                        146,600   $   16,565,800
    Thomas & Betts Corp.                        129,300        6,109,425
                                                             ------------
                                                          $   22,675,225

  Electronics - 1.7%
    Altera Corp.*                               106,000   $    3,902,125
    Analog Devices, Inc.*                       326,633       16,392,894
    GlobeSpan, Inc.*                              1,500           59,625
                                                             ------------
                                                          $   20,354,644

  Entertainment - 8.2%
    CBS Corp.*                                  270,900   $   11,767,219
    Clear Channel Communications, Inc.*         339,295       23,390,149
    Comcast Corp., "A"                          324,000       12,453,750
    MediaOne Group, Inc.*                       238,400       17,731,000
    Time Warner, Inc.                           407,700       29,965,950
    Univision Communications, Inc., "A"*         63,300        4,177,800
                                                             ------------
                                                          $   99,485,868

  Financial Institutions - 4.4%
    Associates First Capital Corp., "A"         482,200   $   21,367,487
    CIT Group, Inc., "A"                        108,000        3,118,500
    Financial Federal Corp. *                   183,475        4,036,450
    Finova Group, Inc.                          259,400       13,650,925
    Goldman Sachs Group, Inc.*                   11,100          801,975
    Merrill Lynch & Co., Inc.                    54,500        4,356,594
    Morgan Stanley Dean Witter & Co.             60,500        6,201,250
                                                             ------------
                                                          $   53,533,181

  Food and Beverage Products - 1.1%
    Keebler Foods Co.*                          186,500   $    5,664,937
    Quaker Oats Co.                              69,600        4,619,700
    Ralston-Ralston Purina Co.                  101,300        3,083,319
                                                             ------------
                                                          $   13,367,956

  Insurance - 2.5%
    American International Group, Inc.          125,770   $   14,722,951
    Equitable Cos., Inc.                         53,100        3,557,700


11


PORTFOLIO OF INVESTMENTS (UNAUDITED) -- CONTINUED

Stocks - continued
-------------------------------------------------------------------------------
Issuer                                           Shares            Value
-------------------------------------------------------------------------------
U.S. Stocks - continued
  Insurance - continued
    Lincoln National Corp.                      241,600       12,638,700
                                                             ------------
                                                          $   30,919,351

  Internet
    Ask Jeeves, Inc.                              1,000   $       14,000
    USinternetworking, Inc.*                      2,800          117,600
                                                             ------------
                                                          $      131,600

  Manufacturing - 0.2%
    Danaher Corp.                                42,600   $    2,476,125

  Medical and Health Products - 3.8%
    American Home Products Corp.                273,300   $   15,714,750
    Becton, Dickinson & Co.                     156,500        4,695,000
    Boston Scientific Corp.*                    125,200        5,500,975
    Pfizer, Inc.                                106,700       11,710,325
    Pharmacia & Upjohn, Inc.                    103,700        5,891,456
    Schering Plough Corp.                        62,300        3,301,900
                                                             ------------
                                                          $   46,814,406

  Medical and Health Technology and Services - 5.2%
    Cardinal Health, Inc.                       182,002   $   11,670,878
    Guidant Corp.                               157,400        8,096,263
    Health Management Associates, Inc., "A"*    693,050        7,796,813
    HEALTHSOUTH Corp.*                          627,400        9,371,787
    United HealthCare Corp.                     412,800       25,851,600
                                                             ------------
                                                          $   62,787,341

  Railroads - 0.5%
    Kansas City Southern Industries, Inc.        92,400   $    5,896,275

  Restaurants and Lodging - 3.4%
    Cendant Corp.*                            1,209,973   $   24,804,446
    McDonald's Corp.                            241,500        9,976,969
    Wendy's International, Inc.                 215,700        6,107,006
                                                             ------------
                                                          $   40,888,421

  Stores - 6.7%
    CVS Corp.                                   710,000   $   36,032,500
    Linens 'n Things, Inc.*                      22,800          997,500
    Lowe's Cos., Inc.                            76,600        4,342,263
    Office Depot, Inc.*                         595,200       13,131,600
    Rite Aid Corp.                              629,500       15,501,437
    TJX Cos., Inc.                              356,300       11,869,244
                                                             ------------
                                                          $   81,874,544

  Supermarkets - 2.2%
    Kroger Co.*                                 407,200   $   11,376,150


12


PORTFOLIO OF INVESTMENTS (UNAUDITED) -- CONTINUED

Stocks - continued
-------------------------------------------------------------------------------
Issuer                                           Shares            Value
-------------------------------------------------------------------------------
U.S. Stocks - continued
  Supermarkets - continued
    Safeway, Inc.*                              302,900       14,993,550
                                                             ------------
                                                          $   26,369,700

  Telecommunications - 11.9%
    Adelphia Communications Corp., "A"*           6,000   $      381,750
    American Tower Corp., "A"*                  182,800        4,387,200
    AT&T Corp.*                                  81,200        2,984,100
    CenturyTel, Inc.                            236,200        9,388,950
    Cisco Systems, Inc.*                        677,250       43,640,297
    Global TeleSystems Group, Inc.*             115,300        9,339,300
    Intermedia Communications, Inc.*             77,900        2,337,000
    L-3 Communications Holding, Inc.*             2,000           96,625
    Lucent Technologies, Inc.                   157,600       10,628,150
    MCI WorldCom, Inc.*                         320,430       27,577,007
    Motorola, Inc.                               82,000        7,769,500
    Nextlink Communications, Inc., "A"*          35,400        2,632,875
    Pinnacle Holdings, Inc.*                     31,100          761,950
    Qwest Communications International, Inc.*   160,908        5,320,021
    Rhythms NetConnections, Inc.*                33,200        1,938,050
    Sprint Corp. (PCS Group)                    161,300        9,214,262
    Tellabs, Inc.*                               97,400        6,580,587
                                                             ------------
                                                          $  144,977,624

  Utilities - Electric - 1.1%
    AES Corp.*                                  229,100   $   13,316,438

  Utilities - Telephone - 0.6%
    Frontier Corp.                              114,100   $    6,731,900

Total U.S. Stocks                                         $1,091,141,026

Foreign Stocks - 3.0%
  Bermuda - 0.4%
    Ace Ltd. (Insurance)                        181,500   $    5,127,375

  Finland - 0.3%
    Nokia Corp., ADR (Telecommunications)        33,300   $    3,049,031

  Germany - 0.7%
    Mannesmann AG (Conglomerate)                 58,200   $    8,696,387

  Italy - 0.5%
    Telecom Italia Mobile S.p.A.
      (Telecommunications)                      993,800   $    5,929,600

  Sweden - 0.7%
    Ericsson LM, ADR (Telecommunications)       265,000   $    8,728,438

  United Kingdom - 0.4%
    Reuters Group PLC (Business Services)       369,600   $    4,860,874

Total Foreign Stocks                                      $   36,391,705

Total Stocks (Identified Cost, $711,982,812)              $1,127,532,731


13


PORTFOLIO OF INVESTMENTS (UNAUDITED) -- CONTINUED

Short-Term Obligations - 7.0%
-------------------------------------------------------------------------------
                                          Principal Amount
Issuer                                      (000 Omitted)          Value
-------------------------------------------------------------------------------
    Federal Agricultural Mortgage Corp.,
      due 7/15/99                              $ 12,800   $   12,775,758
    Federal Home Loan Mortgage Corp.,
      due 7/16/99 - 7/19/99                      32,200       32,130,952
    Federal National Mortgage Assn.,
      due 7/28/99                                15,000       14,945,888
    General Electric Capital Corp.,
      due 7/01/99                                25,090       25,090,000

Total Short-Term Obligations, at Amortized Cost           $   84,942,598

Total Investments (Identified Cost, $796,925,410)         $1,212,475,329

Other Assets, Less Liabilities - 0.2%                          2,940,988

Net Assets - 100.0%                                       $1,215,416,317


  *  Non-income producing security.

     See notes to financial statements


14


FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
June 30, 1999
-------------------------------------------------------------------------------
ASSETS:
  Investments, at value (identified cost, $796,925,410)         $1,212,475,329
  Cash                                                                   7,501
  Receivable for Fund shares sold                                      466,366
  Receivable for investments sold                                    5,512,340
  Interest and dividends receivable                                    310,395
  Other assets                                                          12,618
    Total assets                                                $1,218,784,549
LIABILITIES:
  Payable for Fund shares reacquired                            $    1,644,088
  Payable for investments purchased                                  1,006,379
  Payable to affiliates -
    Management fee                                                      13,773
    Shareholder servicing agent fee                                      3,306
    Distribution and service fee                                       354,922
  Accrued expenses and other liabilities                               345,764
      Total liabilities                                         $    3,368,232
NET ASSETS                                                      $1,215,416,317
NET ASSETS CONSIST OF:
  Paid-in capital                                               $  730,721,681
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   415,549,188
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                               70,270,464
  Accumulated net investment loss                                   (1,125,016)
      Total                                                     $1,215,416,317
SHARES OF BENEFICIAL INTEREST OUTSTANDING                           72,302,232
CLASS A SHARES:
  NET ASSET VALUE PER SHARE
    (net assets of $1,155,120,927 / 68,572,671 shares of
    beneficial interest outstanding)                                    $16.85
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                          $17.88
CLASS B SHARES:
  NET ASSET VALUE AND OFFERING PRICE PER SHARE
    (net assets of $55,152,540 / 3,424,598 shares of
    beneficial interest outstanding)                                    $16.10
CLASS I SHARES:
  NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE
    (net assets of $5,142,850 / 304,963 shares of
    beneficial interest outstanding)                                    $16.86


On sales of $50,000 or more, the offering price of Class A shares is reduced.

A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements


15


FINANCIAL STATEMENTS -- CONTINUED

Statement of Operations (Unaudited)
Six Months Ended June 30, 1999
-------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS):
  Income -
    Dividends                                                      $ 2,197,550
    Interest (including income on securities loaned of $104,759)     1,584,580
    Foreign taxes withheld                                             (12,685)
      Total investment income                                      $ 3,769,445
  Expenses -
    Management fee                                                 $ 2,428,142
    Trustees' compensation                                              37,520
    Shareholder servicing agent fee                                    618,692
    Distribution and service fee (Class A)                           1,070,447
    Distribution and service fee (Class B)                             251,427
    Administrative fee                                                  85,178
    Custodian fee                                                      202,500
    Printing                                                            17,446
    Postage                                                             60,779
    Auditing fees                                                       16,905
    Legal fees                                                           2,306
    Miscellaneous                                                      195,223
      Total expenses                                               $ 4,986,565
    Fees paid indirectly                                              (186,294)
      Net expenses                                                 $ 4,800,271
        Net investment loss                                        $(1,030,826)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $73,310,974
    Foreign currency transactions                                      (10,223)
      Net realized gain on investments and foreign currency
        transactions                                               $73,300,751
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $22,309,296
    Translation of assets and liabilities in foreign currencies           (724)
      Net unrealized gain on investments and foreign currency
        translation                                                $22,308,572
        Net realized and unrealized gain on investments and
          foreign currency                                         $95,609,323
          Increase in net assets from operations                   $94,578,497


See notes to financial statements


16


FINANCIAL STATEMENTS -- CONTINUED

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
                                            Six Months Ended        Year Ended
                                               June 30, 1999 December 31, 1998
                                                 (Unaudited)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations -
  Net investment loss                         $   (1,030,826)   $   (2,871,773)
  Net realized gain on investments and
    foreign currency transactions                 73,300,751       163,234,852
  Net unrealized gain on investments and
    foreign currency translation                  22,308,572       118,684,994
    Increase in net assets from operations    $   94,578,497    $  279,048,073
Distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions
    (Class A)                                 $  (28,993,921)   $ (120,735,017)
  From net realized gain on investments
    and foreign currency transactions
    (Class B)                                     (1,407,943)       (5,043,936)
  From net realized gain on investment
    and foreign currency transactions
    (Class I)                                       (125,514)         (548,219)
    Total distributions declared to
      shareholders                            $  (30,527,378)   $ (126,327,172)
Net increase (decrease) in net assets
  from Fund share transactions                $  (39,843,132)   $   55,806,486
      Total increase in net assets            $   24,207,987    $  208,527,387
NET ASSETS:
  At beginning of period                       1,191,208,330       982,680,943
  At end of period (including accumulated
    net investment loss of $1,125,016 and
    $94,190, respectively)                    $1,215,416,317    $1,191,208,330


See notes to financial statements


17


FINANCIAL STATEMENTS -- CONTINUED

Financial Highlights

                                              Six Months Ended                     Year Ended December 31,
                                                 June 30, 1999    ----------------------------------------------------------
                                                   (Unaudited)       1998        1997        1996        1995        1994
----------------------------------------------------------------------------------------------------------------------------
                                                       Class A
----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                   $15.95      $13.92      $12.97      $11.94      $10.17      $11.56
Income from investment operations # -
  Net investment income (loss)@                         $(0.01)     $(0.04)     $(0.03)     $(0.02)     $ 0.03      $ 0.02
  Net realized and unrealized gain (loss)
    on investments and foreign currency                   1.32        3.96        2.96        2.62        3.46       (0.50)
    Total from investment operations                    $ 1.31      $ 3.92      $ 2.93      $ 2.60      $ 3.49      $(0.48)
Less distributions declared to shareholders -
  From net investment income                            $   --      $   --      $   --      $   --      $   --      $(0.01)
  From net realized gain on investments
    and foreign currency transactions                    (0.41)      (1.89)      (1.98)      (1.57)      (1.72)      (0.83)
  In excess of net investment income                        --          --          --          --          --       (0.02)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                            --          --          --          --          --       (0.05)
    Total distributions declared to
      shareholders                                      $(0.41)     $(1.89)     $(1.98)     $(1.57)     $(1.72)     $(0.91)
Net asset value - end of period                         $16.85      $15.95      $13.92      $12.97      $11.94      $10.17
Total return^^                                            8.41%++    29.17%      23.28%      21.87%      34.49%      (4.15)%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
  DATA@:
  Expenses ##                                             0.82%+      0.81%       0.84%       0.84%       0.87%       0.86%
  Net investment income (loss)                           (0.14)%+    (0.25)%     (0.18)%     (0.15)%      0.21%       0.21%
PORTFOLIO TURNOVER                                          29%         79%         60%         65%        100%         78%
NET ASSETS AT END OF PERIOD (000 OMITTED)           $1,155,121  $1,137,302    $953,194    $807,657    $721,467    $589,260


  @ The distributor did not impose a portion of its distribution fee for certain of the periods indicated. If this fee had been paid by the Fund, the net investment income per share and the ratios would have been:

       Net investment income                                                                            $ 0.02      $ 0.01
       Ratios (to average net assets)
         Expenses##                                                                                       0.97%       0.96%
         Net investment income                                                                            0.11%       0.11%

  +  Annualized.

 ++  Not annualized.

  #  Per share data are based on average shares outstanding.

 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

 ^^ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements


18


FINANCIAL STATEMENTS -- CONTINUED

Financial Highlights - continued

                                              Six Months Ended                     Year Ended December 31,
                                                 June 30, 1999    ----------------------------------------------------------
                                                   (Unaudited)       1998        1997        1996        1995        1994
----------------------------------------------------------------------------------------------------------------------------
                                                       Class B
----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                   $15.33      $13.54      $12.73      $11.79      $10.08      $11.53
Income from investment operations # -
  Net investment loss                                   $(0.07)     $(0.16)     $(0.14)     $(0.14)     $(0.09)     $(0.08)
  Net realized and unrealized gain (loss)
    on investments and foreign currency                   1.25        3.83        2.89        2.57        3.42       (0.49)
    Total from investment operations                    $ 1.18      $ 3.67      $ 2.75      $ 2.43      $ 3.33      $(0.57)
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions                   $(0.41)     $(1.88)     $(1.94)     $(1.49)     $(1.62)     $(0.83)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                            --          --          --          --          --       (0.05)
    Total distributions declared to
      shareholders                                      $(0.41)     $(1.88)     $(1.94)     $(1.49)     $(1.62)     $(0.88)
Net asset value - end of period                         $16.10      $15.33      $13.54      $12.73      $11.79      $10.08
Total return                                              7.96%++    28.15%      22.27%      20.72%      33.20%      (4.96)%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
  DATA:
  Expenses ##                                             1.63%+      1.63%       1.64%       1.75%       1.81%       1.81%
  Net investment loss                                    (0.95)%+    (1.05)%     (0.98)%     (1.06)%     (0.75)%     (0.70)%
PORTFOLIO TURNOVER                                          29%         79%         60%         65%        100%         78%
NET ASSETS AT END OF PERIOD (000 OMITTED)              $55,152     $48,806     $25,578     $15,170      $6,673      $3,166


  +  Annualized.

 ++  Not annualized.

  #  Per share data are based on average shares outstanding.

 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements


19


FINANCIAL STATEMENTS -- CONTINUED

Financial Highlights - continued

                                                          Six Months Ended              Year Ended            Period Ended
                                                             June 30, 1999             December 31,            December 31,
                                                               (Unaudited)                    1998                    1997*
----------------------------------------------------------------------------------------------------------------------------
                                                                   Class I
----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                               $15.95                  $13.91                  $12.84
Income from investment operations # -
  Net investment income (loss)                                      $ 0.00**                $(0.01)                 $ 0.00**
  Net realized and unrealized gain
    on investments and foreign currency                               1.32                    3.96                    3.07
    Total from investment operations                                $ 1.32                  $ 3.95                  $ 3.07
Less distributions declared to shareholders
  from net realized gain on investments
  and foreign currency transactions                                 $(0.41)                 $(1.91)                 $(2.00)
Net asset value - end of period                                     $16.86                  $15.95                  $13.91
Total return                                                          8.47%++                29.45%                  24.65%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
  DATA:
  Expenses ##                                                         0.63%+                  0.63%                   0.65%+
  Net investment income (loss)                                        0.05%+                 (0.06)%                  0.01%+
PORTFOLIO TURNOVER                                                      29%                     79%                     60%
NET ASSETS AT END OF PERIOD (000 OMITTED)                           $5,143                  $5,100                  $3,909


  * For the period from the inception of Class I, January 2, 1997, through December 31, 1997.

 **  Per share amount was less than $0.01.

  +  Annualized.

 ++  Not annualized.

  #  Per share data are based on average shares outstanding.

 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursement agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements


20


NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) BUSINESS AND ORGANIZATION
MFS Growth Opportunities Fund (the Fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES
GENERAL - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.


21


NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- CONTINUED

At June 30, 1999, there were no securities on loan. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

FEES PAID INDIRECTLY - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments and foreign currency transactions. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISER - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment


22


NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- CONTINUED

advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

          First $200 million of average net assets                0.50%
          Average net assets in excess of $500 million            0.40%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc., and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $11,896 for the six months ended June 30, 1999.

ADMINISTRATOR - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

               First $1 billion                            0.0150%
               Next $1 billion                             0.0125%
               Next $1 billion                             0.0100%
               In excess of $3 billion                     0.0000%

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $85,107 for the six months ended June 30, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to 0.15% per annum for assets sold prior to March 1, 1991) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $408,136 for the six months ended June 30, 1999. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. Fees incurred under the distribution plan during the six months ended June 30, 1999, were 0.19% of average daily net assets attributable to Class A shares on an annualized basis.


23


NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- CONTINUED

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,818 for Class B shares for the six months ended June 30, 1999. Fees incurred under the distribution plan during the six months ended June 30, 1999, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended June 30, 1999, were $9,031 and $118,866 for Class A and Class B shares, respectively.

SHAREHOLDER SERVICING AGENT - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) PORTFOLIO SECURITIES
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     Purchases           Sales
-------------------------------------------------------------------------------
U.S. government securities                        $         --    $ 26,567,058
Investments (non-U.S. government securities)      $323,274,881    $400,695,524


The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $796,925,410
Gross unrealized appreciation                                     $428,204,251
Gross unrealized depreciation                                      (12,654,332)
    Net unrealized appreciation                                   $415,549,919


24


NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- CONTINUED

(5) SHARES OF BENEFICIAL INTEREST

CLASS A SHARES
                                    SIX MONTHS ENDED JUNE 30, 1999               YEAR ENDED DECEMBER 31, 1998
                                  --------------------------------          ---------------------------------
                                       SHARES               AMOUNT                SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                        67,430,821      $ 1,084,088,481           101,045,903      $ 1,553,750,903
Shares issued to shareholders
  in reinvestment of
  distributions                     1,854,727           29,109,440             7,591,986          113,783,982
Shares reacquired                 (72,013,775)      (1,156,441,516)         (105,812,055)      (1,631,375,079)
Net increase (decrease)            (2,728,227)     $   (43,243,595)            2,825,834      $    36,159,806

CLASS B SHARES
                                    SIX MONTHS ENDED JUNE 30, 1999               YEAR ENDED DECEMBER 31, 1998
                                  --------------------------------          ---------------------------------
                                       SHARES               AMOUNT                SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                         2,625,628      $    40,625,040             3,553,497      $    52,527,790
Shares issued to shareholders
  in reinvestment of
  distributions                        86,559            1,298,427               325,330            4,676,943
Shares reacquired                  (2,471,740)         (38,277,525)           (2,583,295)         (38,131,305)
Net increase                          240,447      $     3,645,942             1,295,532      $    19,073,428

CLASS I SHARES
                                    SIX MONTHS ENDED JUNE 30, 1999               YEAR ENDED DECEMBER 31, 1998
                                  --------------------------------          ---------------------------------
                                       SHARES               AMOUNT                SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                             5,650      $        90,094                22,646      $       333,921
Shares issued to shareholders
  in reinvestment of
  distributions                         8,010              125,514                36,578              548,219
Shares reacquired                     (28,430)            (461,087)              (20,402)            (308,888)
Net increase (decrease)               (14,770)     $      (245,479)               38,822      $       573,252


(6) LINE OF CREDIT
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended June 30, 1999, was $4,232. The Fund had no borrowings during the period.


25


MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management R, as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants and MFS' institutional clients, and supporting the financial advisers who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS R Original Research SM process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.


26


DIVERSIFYING YOUR INVESTMENT PORTFOLIO

Most experts agree that it's wise to diversify your investments, no matter what your age or financial situation. Diversification -- spreading your assets among a variety of investment types -- can help spread your risk as well.

No one type of investment performs well all the time. In fact, each type of investment tends to follow its own cycle, so that when the price of one is rising, the price of another may be declining. By including a range of investments in your portfolio, the overall volatility -- or change in value -- of that portfolio should be less than if you put everything in one type of investment.

MFS offers a wide variety of investments to suit a wide range of needs. For more information, talk to your financial adviser or request our MFS R UPDATE. For details about a specific MFS fund, ask for a prospectus including charges and expenses. Read the prospectus carefully before you invest or send money.

For more information, call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time or visit our Web site at www.mfs.com.


27


MFS FAMILY OF FUNDS R

MFS offers a range of mutual funds to meet investors' varying financial needs and goals. The funds are placed below in descending order of the level of risk and reward each one offers in relation to the others in that asset class1. The objective of the fund you choose should correspond to your financial needs and goals.


HIGHER RISK/HIGHER REWARD POTENTIAL


BOND FUNDS

MFS R GLOBAL GOVERNMENTS FUND
MFS R HIGH YIELD OPPORTUNITIES FUND
MFS R HIGH INCOME FUND
MFS R MUNICIPAL HIGH INCOME FUND
MFS R STRATEGIC INCOME FUND
MFS R MUNICIPAL STATE FUNDS
      AL, AR, CA, FL, GA, MD, MA, MS,
      NY, NC, PA, SC, TN, VA, WV
MFS R MUNICIPAL INCOME FUND
MFS R BOND FUND
MFS R MUNICIPAL BOND FUND
MFS R GOVERNMENT SECURITIES FUND
MFS R GOVERNMENT MORTGAGE FUND
MFS R INTERMEDIATE INCOME FUND
MFS R MUNICIPAL LIMITED
      MATURITY FUND
MFS R LIMITED MATURITY FUND
MFS R GOVERNMENT LIMITED
      MATURITY FUND

STOCK FUNDS

MFS R/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND
MFS R MANAGED SECTORS FUND
MFS R NEW DISCOVERY FUND
MFS R EMERGING GROWTH FUND
MFS R MID CAP GROWTH FUND
MFS R INTERNATIONAL GROWTH FUND
MFS R RESEARCH INTERNATIONAL FUND
MFS R GLOBAL GROWTH FUND
MFS R STRATEGIC GROWTH FUND
MFS R RESEARCH FUND
MFS R INTERNATIONAL GROWTH
      AND INCOME FUND
MFS R GLOBAL EQUITY FUND
MFS R CAPITAL OPPORTUNITIES FUND
MASSACHUSETTS INVESTORS GROWTH
      STOCK FUND
MFS R GROWTH OPPORTUNITIES FUND
MFS R LARGE CAP GROWTH FUND
MFS R UNION STANDARD R EQUITY FUND
MFS R RESEARCH GROWTH
      AND INCOME FUND
MASSACHUSETTS INVESTORS TRUST
MFS R EQUITY INCOME FUND
MFS R UTILITIES FUND
MFS R GLOBAL TOTAL RETURN FUND
MFS R TOTAL RETURN FUND
MFS R GLOBAL ASSET
      ALLOCATION FUND

LOWER RISK/LOWER REWARD POTENTIAL


1 For information on the specific risks, charges, and expenses associated with any MFS fund, refer to the prospectus. Read it carefully before investing or sending money.


28


MFS R GROWTH OPPORTUNITIES FUND


TRUSTEES

RICHARD B. BAILEY* - Private Investor; Former Chairman and Director (until
1991), MFS Investment Management

J. ATWOOD IVES - Chairman and Chief Executive Officer, Eastern Enterprises (diversified services company)

LAWRENCE T. PERERA - Partner, Hemenway & Barnes (attorneys)

WILLIAM J. POORVU - Adjunct Professor, Harvard University Graduate School of Business Administration

CHARLES W.SCHMIDT - Private Investor

ARNOLD D. SCOTT* - Senior Executive Vice President, Director, and Secretary, MFS Investment Management

JEFFREY L. SHAMES* - Chairman, Chief Executive Officer, and Director, MFS Investment Management

ELAINE R. SMITH - Independent Consultant

DAVID B. STONE - Chairman and Director, North American Management Corp. (investment advisers)

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
JEFFREY L. SHAMES*

PORTFOLIO MANAGER
PAUL M. MCMAHON*

TREASURER
W. THOMAS LONDON*

ASSISTANT TREASURERS
MARK E. BRADLEY*
ELLEN MOYNIHAN*
JAMES O. YOST*

SECRETARY
STEPHEN E. CAVAN*

ASSISTANT SECRETARY
JAMES R. BORDEWICK, JR.*

CUSTODIAN
State Street Bank and Trust Company

INVESTOR INFORMATION
For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

INVESTOR SERVICE
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances, and exchanges, call toll free:
1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

WORLD WIDE WEB
www.mfs.com

*Affiliated with the Investment Adviser


29


MFS R Growth Opportunities Fund
500 Boylston Street
Boston, MA 02116-3741


(c)1999 MFSFund Distributors, Inc., 500 Boylston Street, Boston,MA 02116-3741

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